Exhibit 3.1

BY-LAWS
of
ACCO BRANDS CORPORATION
(as amended through December 5, 2022)

Article I

OFFICES
Section 1.
Registered Office in Delaware; Resident Agent. The address of the Company’s registered office in the State of Delaware and the name and address of its resident agent in charge thereof are as filed with the Secretary of State of the State of Delaware.
Section 2.
Other Offices. The Company may also have an office or offices at such other place or places either within or without the State of Delaware as the Board of Directors (the “Board of Directors” or “Board”) may from time to time determine or the business of the Company requires.
Article II

MEETINGS OF STOCKHOLDERS
Section 1.
Place of Meetings. All meetings of the stockholders of the Company shall be held at such place, within or without the State of Delaware, as may from time to time be designated by resolution passed by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meetings shall not be held at any place, but may instead be held solely by means of remote communication.
Section 2.
Annual Meeting. An annual meeting of the stockholders for the election of directors and for the transaction of such other proper business, notice of which was given in the notice of meeting, shall be held on a date and at a time as may from time to time be designated by resolution passed by the Board of Directors.
Section 3.
Special Meetings. A special meeting of the stockholders for any purpose or purposes shall be called only by the Board of Directors pursuant to a resolution adopted by a majority of the whole Board.
Section 4.
Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of the stockholders, whether annual or special, shall be mailed, postage prepaid, or sent by electronic transmission not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting, at the stockholder’s address as it

Exhibit 3.1

appears on the records of the Company. Every such notice shall state the place, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person or by proxy and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any adjourned meeting of the stockholders shall not be required to be given, except when expressly required by law.
Section 5.
List of Stockholders. The Secretary shall, from information obtained from the transfer agent, prepare and make, no later than the 10th day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, or (b) during ordinary business hours, at the principal place of business of the Company. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to stockholders of the Company. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list referred to in this section or the books of the Company, or to vote in person or by proxy at any meeting of stockholders.
Section 6.
Quorum and Adjournment. At each meeting of the stockholders, the holders of a majority in voting power of the issued and outstanding stock of the Company and entitled to vote, present either in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business except where otherwise provided by law or by the Certificate of Incorporation or by these By-Laws for a specified action. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. Except as otherwise provided by law, in the absence of a quorum, a majority in voting power of the stockholders of the Company present in person, or by remote communication, if applicable, or represented by proxy and entitled to vote shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting or as provided in any other manner permitted by the General Corporation Law of the State of Delaware, until stockholders holding the requisite amount of stock shall be present or represented. Whether or not a quorum is present at such meeting, the

Exhibit 3.1

chairman of the meeting may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at a meeting as originally called, and only those stockholders entitled to vote at the meeting as originally called shall be entitled to vote at any adjournment or adjournments thereof. The absence from any meeting of the number of stockholders required by law or by the Certificate of Incorporation or by these By-Laws for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if the number of stockholders required in respect of such other matter or matters shall be present.
Section 7.
Organization. At every meeting of the stockholders, the Chairman of the Board, or in the absence of the Chairman of the Board, any director designated by the Board of Directors, shall act as chairman of the meeting. The Secretary, or, in the Secretary’s absence, an Assistant Secretary, shall act as secretary at all meetings of the stockholders. In the absence from any such meeting of the Secretary and the Assistant Secretaries, the chairman may appoint any person to act as secretary of the meeting.
Section 8.
Notice of Stockholder Business and Nominations.
(A)
Annual Meetings of Stockholders.
(1)
Nominations of persons for election to the Board of Directors of the Company and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Company’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Company who (i) was a stockholder of record of the Company at the time the notice provided for in this by-law is provided to the Secretary of the Company and at the time of the annual meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in this by-law. Clause (c) of the preceding sentence shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) and included in the Company’s notice of meeting) before an annual meeting of stockholders.
(2)
For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have (i) given timely notice thereof in writing and in proper form to the Secretary of the Company and any such other business must otherwise be a proper matter for stockholder action and (ii) provided any

Exhibit 3.1

updates or supplements to such notice at the times and in the forms required by this Section 8. To be timely, a stockholder’s notice shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(3)
A stockholder’s notice delivered pursuant to this by-law shall set forth:
(a)
as to each person whom the stockholder proposes to nominate for election or reelection as a director (i) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 8 if such candidate for nomination were a Proposing Person (as defined below), (ii) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act, (iii) such person’s written consent to being named in the proxy statement as a nominee and accompanying proxy card relating to the Company’s next meeting of stockholders at which directors are to be elected and to serving as a director for a full term if elected, (iv) a description of any direct or indirect material interest in any material contract or agreement between or among any Proposing Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Proposing Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant , and (v) a completed and signed questionnaire, representation and agreement as provided in Section 9;
(b)
as to any other business that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought

Exhibit 3.1

before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-laws of the Company, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting and any material interest in such business of each Proposing Person, (iv) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder(s) or persons(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of the Company (including their names) in connection with the proposal of such business by such stockholder; and (v) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (b) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these By-Laws on behalf of a beneficial owner; and
(c)
as to each Proposing Person (i) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Company’s books), (ii) the class or series and number of shares of capital stock of the Company which are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (iii) the date or dates such shares were acquired, the investment intent of such acquisition and any pledge by such Proposing Person with respect to any of such shares, (iv) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Company; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming

Exhibit 3.1

determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (v) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Company or any of its officers or directors, or any affiliate of the Company, (vi) any other material relationship between such Proposing Person, on the one hand, and the Company, any affiliate of the Company or any principal competitor of the Company, on the other hand, (vii) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (viii) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the nomination for election of directors or the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (iv) through (viii) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these By-Laws on behalf of a beneficial owner; (ix) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (x) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

Exhibit 3.1

The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Company of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting.

For purposes of this Section 8, the term “Proposing Person” shall mean (x) the stockholder providing the notice of nomination proposed to be made at or business proposed to be brought before an annual meeting, (y) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at or business proposed to be brought before the annual meeting is made and (z) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner.

(4)
A Proposing Person shall update and supplement its notice to the Company, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 8 shall be true and correct as of (i) the record date for notice of the meeting, (ii) the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and (iii) as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof. Such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than (x) in the case of clauses (i) and (ii) above, five business days after such record date and (y) in the case of clause (iii) above, eight business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other section of these By-laws shall not limit the Company’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

Exhibit 3.1

(5)
Notwithstanding anything in the second sentence of paragraph (A)(2) of this by-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for the additional directorships or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this by-law shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.
(B)
Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Company who (a) is a stockholder of record of the Company at the time the notice provided for in this by-law is provided to the Secretary of the Company and at the time of the special meeting, (b) is entitled to vote at the meeting and (c) complies with the notice procedures set forth in this by-law, including paragraph (A)(3) hereof. Clause (2) of this paragraph (B) shall be the exclusive means for a stockholder to make nominations before a special meeting of stockholders. For nominations to be properly brought by a stockholder before a special meeting pursuant to clause (2) of this paragraph (B), the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Exhibit 3.1

(C)
General.
(1)
Notwithstanding anything to the contrary in this Section 8, in no event may a stockholder provide timely notice with respect to a greater number of director candidates than are subject to election by stockholders at the annual meeting or special meeting, as applicable.
(2)
Only such persons who are nominated in accordance with the procedures set forth in this by-law shall be eligible to be elected at an annual or special meeting of the Company to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this by-law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this by-law (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(3)(c)(vii) of this by-law) and (b), if any proposed nomination or other business is determined to not have been made or proposed in compliance with this by-law, to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding the foregoing provisions of this by-law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Company to present a nomination or other business, such nomination shall be disregarded and such proposed other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this by-law, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

Exhibit 3.1

(3)
For purposes of this by-law, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(4)
Notwithstanding the foregoing provisions of this by-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this by-law, provided however, that any references in these By-Laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this by-law (including clause (A)(1)(c) and clause (B)(2) hereof), and compliance with clause (A)(1)(c) and clause (B)(2) of this by-law shall be the exclusive means for a stockholder to make nominations or submit other business, as applicable (other than matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this by-law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to applicable rules and regulations under the Exchange Act or (ii) of the holders of any series of Preferred Stock of the Company to elect directors under specified circumstances.
(5)
Notwithstanding the foregoing provisions of this Section 8, unless otherwise required by law, (i) no Proposing Person shall solicit proxies in support of director nominees other than the Company’s nominees unless such Proposing Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Company of notices required thereunder in a timely manner and (ii) if any Proposing Person (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Company of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the Company that such Proposing Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the Company shall disregard any proxies or votes solicited for the Proposing Person’s candidates. If any Proposing Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Proposing Person shall deliver to the Company, no later than seven business days prior to the applicable meeting,

Exhibit 3.1

reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
Section 9.
Additional Requirements For Valid Nomination of Candidates to Serve as Director and, If Elected, to Be Seated as Directors.
(A)
To be eligible to be a candidate for election as a director of the Company at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 8 and the candidate for nomination, whether nominated by the Board of Directors or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for timely notice of nominations of persons for election to the Board of Directors of the Company for such meeting), to the Secretary at the principal executive offices of the Company, (i) a completed written questionnaire (in a form provided by the Company upon written request of any stockholder of record thereof) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in form provided by the Company upon written request of any stockholder of record thereof) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Company, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein and (C) if elected as a director of the Company, will (1) comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect), (2) intend to serve the entire term and (3) tender, promptly following such person’s election or re-election, an irrevocable resignation that will become effective in respect of subsequent elections upon the occurrence of both (x) such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and (y) acceptance of such resignation by the Board of Directors.

Exhibit 3.1

(B)
The Board of Directors may also require any proposed candidate for nomination as a director to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Company in accordance with the Company’s Corporate Governance Principles.
(C)
A candidate for election as a director of the Company shall update and supplement the information provided in his/her questionnaire, representation and agreement or otherwise provided, if necessary, so that the information provided or required to be provided pursuant to this Section 9 shall be true and correct as of (i) the record date for notice of the meeting, (ii) the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and (iii) as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof. Such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than (x) in the case of clauses (i) and (ii) above, five business days after such record date and (y) in the case of clause (iii) above, eight business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed).
(D)
No candidate shall be eligible for nomination as a director of the Company unless such candidate for nomination and the Proposing Person seeking to place such candidate’s name in nomination has complied with Section 8 and this Section 9, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 8 and this Section 9, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.
(E)
Notwithstanding anything in these By-Laws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Company unless nominated and elected in accordance with this Section 9.

Exhibit 3.1

Section 10.
Business and Order of Business. At each meeting of the stockholders such business may be transacted as may properly be brought before such meeting, except as otherwise provided by law or in these By-Laws. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting, unless otherwise determined by a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereat.
Section 11.
Voting. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of stock held by such stockholder. Any vote of share of stock may be given by the stockholder entitled thereto in person or by proxy appointed by an instrument in writing, subscribed (or transmitted by electronic means and authenticated as provided by law) by such stockholder or by the stockholder’s attorney thereunto authorized, and delivered to the Secretary; provided, however, that no proxy shall be voted after three years from its date unless the proxy provides for a longer period. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, at all meetings of the stockholders, all matters shall be decided by the affirmative vote (which need not be by ballot) of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.

Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

Section 12.
Inspectors of Election. The Company may, and shall if required by-law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots, (iii) count all

Exhibit 3.1

votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Company represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by-law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.
Section 13.
Delivery to the Company. Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Company or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Company shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Company expressly opts out of Section 116 of the Delaware General Corporation Law with respect to the delivery of information and documents to the Company required by this Article II.
Article III

BOARD OF DIRECTORS
Section 1.
General Powers. The property, affairs and business of the Company shall be managed by or under the direction of its Board of Directors.
Section 2.
Number, Qualifications, and Term of Office. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Company shall be no fewer than eight and no greater than thirteen and shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the whole Board. A director need not be a stockholder.

At each annual meeting of the stockholders, directors shall be elected for a term of office to expire at the next annual meeting of stockholders. Each director shall hold office until such director’s successor is duly elected and qualified or until his or her earlier death, resignation or

Exhibit 3.1

removal. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Section 3.
Election of Directors. At each meeting of the stockholders for the election of directors at which a quorum is present, a nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions not counted as a vote cast either for or against that nominee’s election); provided, however, that a plurality of the votes cast shall be sufficient to elect a director at any duly called or convened meeting of stockholders, at which a quorum is present, if the Secretary determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.
Section 4.
Quorum and Manner of Acting. A majority of the authorized number of members of the Board of Directors shall constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors unless otherwise provided by-law, the Certificate of Incorporation or these By-Laws. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum shall be obtained. Notice of any adjourned meeting need not be given. The directors shall act only as a board and the individual directors shall have no power as such.
Section 5.
Place of Meetings; Meetings by Telephone. The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board may participate in a meeting of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this by-law shall constitute presence in person at the meeting.

Section 6.
First Meeting. Promptly after each annual election of directors, the Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, at the same place as that at which the annual meeting of stockholders was held or as otherwise determined by the Board. Notice of such meeting need not

Exhibit 3.1

be given. Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.
Section 7.
Regular Meetings. Regular meetings of the Board of Directors shall be held at such places and at such times as the Board shall from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day not a legal holiday. Notice of regular meetings need not be given.
Section 8.
Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board and shall be called by the Chairman of the Board or the Secretary of the Company at the written request of a majority of the authorized number of directors. Notice of each such meeting stating the time and place of the meeting shall be given to each director by mail, telephone, other electronic transmission or personally. If by mail, such notice shall be given not less than four days before the meeting; and if by telephone, other electronic transmission or personally, not less than 24 hours before the meeting. A notice mailed at least two weeks before the meeting need not state the purpose thereof except as otherwise provided in these By-Laws. In all other cases the notice shall state the principal purpose or purposes of the meeting. Notice of any meeting of the Board need not be given to a director, however, if waived by the director in writing before or after such meeting or if the director shall be present at the meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 9.
Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all members of the Board consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 10.
Organization. The Board of Directors shall annually appoint one of its members to be Chairman of the Board and shall fill any vacancy in the position of Chairman of the Board at such time and in such manner as the Board of Directors shall determine. He or she shall have the power to call special meetings of the Board of Directors, shall preside at meetings of the Board of Directors and of stockholders and shall perform such other duties and services and have such responsibilities as may be assigned to or required of the Chairman by the Board of

Exhibit 3.1

Directors. At each meeting of the Board of Directors, the Chairman of the Board, or, in the absence of the Chairman of the Board, any director of the Company designated by the Board of Directors, shall act as chairman of the meeting. The Secretary, or, in the Secretary’s absence, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.
Section 11.
Order of Business. At all meetings of the Board of Directors, business shall be transacted in the order determined by the Board.
Section 12.
Resignations. Any director of the Company may resign at any time by giving written notice to the Chairman of the Board or the Secretary of the Company. The resignation of any director shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 13.
Compensation. Each director shall be paid such compensation, if any, as shall be fixed by the Board of Directors.
Article IV

COMMITTEES
Section 1.
Appointment and Powers. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more directors of the Company (or in the case of a special-purpose committee, one or more directors of the Company), which, to the extent provided in said resolution or in these By-Laws and not inconsistent with Section 141 of the Delaware General Corporation Law shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.
Section 2.
Term of Office and Vacancies. Each member of a committee shall continue in office until a director to succeed him or her shall have been elected and shall have qualified, or until he or she ceases to be a director or until he or she shall have resigned or shall have been

Exhibit 3.1

removed in the manner hereinafter provided. Any vacancy in a committee shall be filled by the vote of a majority of the whole Board of Directors at any regular or special meeting thereof.
Section 3.
Alternates. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.
Section 4.
Organization. Unless otherwise provided by the Board of Directors, each committee shall appoint a chairman. Each committee shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.
Section 5.
Resignations. Any regular or alternate member of a committee may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer (if any) or the Secretary of the Company. Such resignation shall take effect at the time of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 6.
Removal. Any regular or alternate member of a committee may be removed with or without cause at any time by resolution passed by a majority of the whole Board of Directors at any regular or special meeting.
Section 7.
Meetings. Regular meetings of each committee, of which no notice shall be necessary, shall be held on such days and at such places as the chairman of the committee shall determine or as shall be fixed by a resolution passed by a majority of all the members of such committee. Special meetings of each committee will be called by the committee chairman or by the Secretary at the request of a majority of the members of such committee, or in such other manner as may be determined by the committee. Notice of each special meeting of a committee shall be mailed to each member thereof at least four days before the meeting or shall be given personally or by telephone or other electronic transmission at least 24 hours before the meeting. Every such notice shall state the time and place, but need not state the purposes of the meeting. Notice of any meeting of any committee need not be given to a director, however, if waived by the director in writing before or after such meeting or if the director shall be present at the meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No notice of any meeting of a committee shall be required to be given to any alternate.

Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of any committee designated by the Board may participate in a meeting of any

Exhibit 3.1

committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this by-law shall constitute presence in person at the meeting.

Section 8.
Quorum and Manner of Acting. Unless otherwise provided by resolution of the Board of Directors, a majority of a committee (including alternates when acting in lieu of regular members of such committee) shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of such committee. The members of each committee shall act only as a committee and the individual members shall have no power as such.
Section 9.
Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of any committee of the Board may be taken without a meeting if all members of the committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 10.
Compensation. Each regular or alternate member of a committee shall be paid such compensation, if any, as shall be fixed by the Board of Directors.
Article V

OFFICERS
Section 1.
Officers. The officers of the Company shall be appointed by the Board of Directors. The Board of Directors may appoint a Chief Executive Officer, a President, one or more Vice Presidents (one or more of whom may be Executive Vice Presidents, Senior Vice Presidents or otherwise as may be designated by the Board), and shall also appoint a Secretary and a Treasurer. Any two or more offices not inconsistent with each other may be held by the

Exhibit 3.1

same person. The Board of Directors may also from time to time elect such other officers as it deems necessary. No officer need be a stockholder or director of the Company.
Section 2.
Term of Office. Each officer shall hold office until his or her successor shall have been duly elected and qualified in his or her stead, or until his or her death or until he or she shall have resigned or shall have been removed in the manner hereinafter provided.
Section 3.
Additional Officers; Agents. The Chairman of the Board may from time to time appoint and remove such additional officers and agents as may be deemed necessary. Such persons shall hold office for such period, have such authority, and perform such duties as provided in these By-Laws or as the Chairman of the Board may from time to time prescribe. The Board of Directors or the Chairman of the Board may from time to time authorize any officer to appoint and remove agents and employees and to prescribe their powers and duties.
Section 4.
Salaries. The salaries and other compensation of the officers of the Company shall be fixed by or in the manner designated by the Board of Directors.
Section 5.
Removal. Except where otherwise expressly provided in a contract authorized by the Board of Directors, any officer may be removed, either with or without cause, by the vote of a majority of the Board at any regular or special meeting or by any superior officer upon whom the power of removal may be conferred by the Board or by these By-Laws.
Section 6.
Resignations. Any officer elected by the Board of Directors may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer (if any), his/her superior officer or the Secretary. Any other officer may resign at any time by giving written notice to his/her superior officer, the Chief Executive Officer or the Company. Any such resignation shall take effect at the date of receipt of such notice or at such other time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 7.
Vacancies. A vacancy in any office because of death, resignation, removal or otherwise, shall be filled for the unexpired portion of the term in the manner provided in these By-Laws for regular election or appointment to such office.
Section 8.
Chief Executive Officer. The Chief Executive Officer of the Company (if any) shall have general direction of its business affairs, subject, however, to the control of the Board of Directors. Such person shall perform such other duties and have such responsibilities as the Board may from time to time determine. At the request of the Chairman of the Board or in case of his or her absence or disability, the Chief Executive Officer, or if there is no Chief

Exhibit 3.1

Executive Officer such other elected officer designated by the Chairman of the Board in writing filed with the records of the Secretary, shall perform the duties of the Chairman of the Board, subject to the control of the Board of Directors and the power of the Board of Directors to fill any vacancy in the position of Chairman of the Board at such time and in such manner as the Board of Directors shall determine.
Section 9.
President and Vice Presidents. The President (if any), the Executive Vice Presidents (if any), the Senior Vice Presidents (if any) and such other Vice Presidents as shall have been chosen shall have such powers and perform such duties as shall at any time be delegated to them by the Board of Directors.
Section 10.
Secretary. The Secretary shall give the requisite notice of meetings of stockholders and directors and shall record the proceedings of such meetings, shall have the custody of the seal of the Company and shall affix it or cause it to be affixed to such instruments as require the seal and attest it and, besides his or her powers and duties prescribed by-law, shall have such other powers and perform such other duties as shall at any time be required of him or her by the Board of Directors.
Section 11.
Assistant Secretaries. The Assistant Secretaries shall assist the Secretary in the discharge of his or her duties and shall have such powers and perform such other duties as shall at any time be delegated to them by the Board of Directors, and in the absence or disability of the Secretary, shall perform the duties of his or her office, subject to the control of the Board.
Section 12.
Treasurer. The Treasurer shall have charge of the funds and securities of the Company and shall have such powers and perform such duties as shall at any time be delegated to him or her by the Board of Directors.
Section 13.
Assistant Treasurers. The Assistant Treasurers shall assist the Treasurer in the discharge of his or her duties and shall have such powers and perform such other duties as shall at any time be delegated to them by the Board of Directors, and in the absence or disability of the Treasurer, shall perform the duties of his or her office subject to the control of the Board.
Article VI

AUTHORIZATIONS
Section 1.
Contracts. The Board of Directors, except as in these By-Laws otherwise provided, may authorize any officer, employee or agent of the Company to enter into any

Exhibit 3.1

contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.
Section 2.
Loans. No loan shall be contracted on behalf of the Company and no negotiable paper shall be issued in its name, unless authorized by the Board of Directors.
Section 3.
Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company shall be signed by such officer or officers, employee or employees, of the Company as shall from time to time be determined in accordance with authorization of the Board of Directors.
Section 4.
Deposits. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Board of Directors may from time to time designate, or as may be designated by any officer or officers of the Company to whom such power may be delegated by the Board, and for the purpose of such deposit the officers and employees who have been authorized to do so in accordance with the determinations of the Board may endorse, assign and deliver checks, drafts, and other orders for the payment of money which are payable to the order of the Company.
Section 5.
Proxies. Except as otherwise provided in these By-Laws or in the Certificate of Incorporation, and unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board, the Chief Executive Officer (if any) or any other officer may from time to time appoint an attorney or attorneys or agent or agents of the Company, in the name and on behalf of the Company, to cast the votes which the Company may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities may be held by the Company, at meetings of the holders of the stock or other securities of such other corporations, or to consent in writing to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such vote or giving such consent, and may execute or cause to be executed in the name and on behalf of the Company and under its corporate seal, or otherwise, all such written proxies or other instruments as such officer may deem necessary or proper in the premises.
Article VII

INDEMNIFICATION
Section 1.
Proceedings Other Than Proceedings by or in the Right of the Company. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company),

Exhibit 3.1

by reason of the fact that such person is or was a director, officer, employee or agent of the Company or any of its majority-owned subsidiaries or is or was serving at the request of the Company as a director, officer, employee or agent (except in each of the foregoing situations to the extent any written agreement, arrangement or understanding of agency to which such person is a party contains provisions that supersede or abrogate indemnification under this Section 1) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
Section 2.
Proceedings by or in the Right of the Company. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Company or any of its majority-owned subsidiaries, or is or was serving at the request of the Company as a director, officer, employee or agent (except in each of the foregoing situations to the extent any written agreement, arrangement or understanding of agency to which such person is a party contains provisions that supersede or abrogate indemnification under this Section 2) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and

Exhibit 3.1

reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.
Section 3.
Indemnification for Expenses of Person Who Is Wholly or Partly Successful. To the extent that a director, officer, employee or agent of the Company or any of its majority owned subsidiaries has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article VII, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of such person in connection therewith. If any such person is not wholly successful in any such action, suit or proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters therein, the Company shall indemnify such person against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of such person in connection with each claim, issue or matter that is successfully resolved. For purposes of this Article VII and without limitation, the termination of any claim, issue or matter by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.
Section 4.
Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Article VII, to the extent any person is a witness in, but not a party to, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Company or any of its majority-owned subsidiaries, or is or was serving at the request of the Company as a director, officer, employee or agent (except in each of the foregoing situations to the extent any written agreement, arrangement or understanding of agency to which such person is a party contains provisions that supersede or abrogate indemnification under this Section 4) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise, such person shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of such person in connection therewith.
Section 5.
Determination of Right to Indemnification. Indemnification under Sections 1 and 2 of this Article VII shall be made only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or 2 of this Article VII, as the case may be. Such determination shall be made (1) if a Change of Control (as hereinafter defined) shall not have occurred, (a) by the Board of Directors by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum, or (b) if there are no Disinterested Directors or, even if there are Disinterested Directors, a majority of such Disinterested Directors so directs, by (x) Independent Counsel (as hereinafter

Exhibit 3.1

defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (y) if the Board of Directors so directs, the stockholders of the Company; or (2) if a Change of Control shall have occurred, by Independent Counsel selected by the claimant in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, unless the claimant shall request that such determination be made by or at the direction of the Board of Directors, in which case it shall be made in accordance with clause (1) of this sentence. Any claimant shall be entitled to be indemnified against the expenses (including attorneys’ fees) actually and reasonably incurred by such claimant in cooperating with the person or entity making the determination of entitlement to indemnification (irrespective of the determination as to the claimant’s entitlement to indemnification) and, to the extent successful, in connection with any litigation or arbitration with respect to such claim or the enforcement thereof.
Section 6.
Timing of Determination of Right to Indemnification. If a Change of Control shall not have occurred, or if a Change of Control shall have occurred and a director, officer, employee or agent requests pursuant to clause (2) of the second sentence in Section 5 of this Article VII that the determination as to whether the claimant is entitled to indemnification be made by or at the direction of the Board of Directors, the claimant shall be conclusively presumed to have been determined pursuant to Section 5 of this Article VII to be entitled to indemnification if (a)(i) within fifteen days after the next regularly scheduled meeting of the Board of Directors following receipt by the Company of the request therefor, the Board of Directors shall not have resolved by majority vote of the Disinterested Directors to submit such determination to (x) Independent Counsel for its determination or (y) the stockholders for their determination at the next annual meeting, or any special meeting that may be held earlier, after such receipt, and (ii) within sixty days after receipt by the Company of the request therefor (or within ninety days after such receipt if the Board of Directors in good faith determines that additional time is required by it for the determination and, prior to expiration of such sixty-day period, notifies the claimant thereof), the Board of Directors shall not have made the determination by a majority vote of the Disinterested Directors, or (b) after a resolution of the Board of Directors, timely made pursuant to clause (a)(i)(y) above, to submit the determination to the stockholders, the stockholders meeting at which the determination is to be made shall not have been held on or before the date prescribed (or on or before a later date, not to exceed sixty days beyond the original date, to which such meeting may have been postponed or adjourned on good cause by the Board of Directors acting in good faith); provided, however, that this sentence shall not apply if the claimant has misstated or failed to state a material fact in connection with his or her request for indemnification. Such presumed determination that a claimant is entitled to indemnification shall be deemed to have been made (I) at the end of the sixty-day or ninety-day period (as the case may be) referred to in clause (a)(ii) of the immediately preceding sentence or (II) if the Board of Directors has resolved on a timely basis to submit the determination to the

Exhibit 3.1

stockholders, on the last date within the period prescribed by law for holding such stockholders meeting (or a postponement or adjournment thereof as permitted above).
Section 7.
Advancement of Expenses. Expenses (including attorneys’ fees) incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company, at the sole discretion of the Board of Directors, in advance of the final disposition of such action, suit or proceeding, promptly after receipt of a request therefor stating in reasonable detail the expenses incurred; provided that in each case the Company shall have received an undertaking by or on behalf of the present or former director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in this Article VII.
Section 8.
Procedures. The Board of Directors may, from time to time, establish reasonable procedures for the submission of claims for indemnification pursuant to this Article VII, determination of the entitlement of any person thereto and review of any such determination.
Section 9.
Definitions. For purposes of this Article VII:
(1)
“Change of Control” means any of the following:
(a)
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Corporation Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company, (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (z) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 9(1); or
(b)
Individuals who, as of August 17, 2005, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that date whose election, or nomination for election by the Company’s

Exhibit 3.1

stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or
(c)
Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or members of any other governing body, as the case may be, of the corporation or other legal entity resulting from such Corporate Transaction, respectively (including, without limitation, a corporation or other legal entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation or the then outstanding securities with the combined voting power entitled under ordinary circumstances to elect a majority of the members of the governing body of any other legal entity resulting from such Corporation Transaction except to the extent that such ownership existed prior to the Corporate Transaction and (iii) at least a majority of the members of the board of directors of the corporation or other governing body of any legal entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

Exhibit 3.1

(d)
Approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.
(2)
“Disinterested Director” means a director of the Company who is not and was not a party to an action, suit or proceeding in respect of which indemnification is sought by a director, officer, employee or agent.
(3)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(4)
“Independent Counsel” means a law firm, or a member of a law firm, that (i) is experienced in matters of corporation law; (ii) neither presently is, nor in the past five years has been, retained to represent the Company, the director, officer, employee or agent claiming indemnification or any other party to the action, suit or proceeding giving rise to a claim for indemnification under this Article VII, in any matter material to the Company, the claimant or any such other party; and (iii) would not, under applicable standards of professional conduct then prevailing, have a conflict of interest in representing either the Company or such director, officer, employee or agent in an action to determine the Company’s or such person’s rights under this Article VII.
Section 10.
Nonexclusivity; Survival of Rights. The indemnification and advancement of expenses herein provided, or granted pursuant hereto, shall not be deemed exclusive of any other rights to which any of those indemnified or eligible for advancement of expenses may be entitled under any agreement, vote of stockholders or Disinterested Directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. Notwithstanding any amendment, alteration or repeal of this Article VII or any of its provisions, or of any of the procedures that may be established by the Board of Directors pursuant to Section 8 of this Article VII, any person who is or was a director, officer, employee or agent of the Company or any of its majority-owned subsidiaries or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of any partnership, joint venture, employee benefit plan or other enterprise shall be entitled to indemnification in accordance with the provisions hereof and thereof, if applicable, with respect to any action taken or omitted prior to such amendment, alteration or repeal except to the extent otherwise required by-law.
Section 11.
Indemnification for Actions Against the Company. No indemnification shall be payable pursuant to this Article VII with respect to any action against the Company

Exhibit 3.1

commenced by an officer, director, employee or agent unless the Board of Directors shall have authorized the commencement thereof or unless and to the extent that this Article VII or the procedures that may be established pursuant to Section 8 of this Article VII shall specifically provide for indemnification of expenses relating to the enforcement of rights under this Article VII and such procedures, if applicable.
Section 12.
Vesting of Rights to Indemnification. Notwithstanding any amendment, alteration or repeal of any provision of this Article VII, all rights to indemnification and advancement hereunder vest in a director or officer of the Company at the time such person is or becomes a director or officer of the Company, and any director or officer of the Company shall be entitled, to the maximum extent permitted by law, to the benefits of this Article VII with respect to any claim for indemnification arising out of any action taken or omitted prior to such amendment, alteration or repeal.
Article VIII

SHARES AND THEIR TRANSFER
Section 1.
Shares of Stock. The shares of the stock of the Company shall be uncertificated shares, as approved by the Board of Directors.
Section 2.
Record Ownership. A record of the name and address of each holder of the shares of the Company, the number of shares held by such stockholder and the date of issuance of the shares held by such stockholder shall be made on the Company’s books. The Company shall be entitled to treat the holder of record of any share of stock (including any holder registered in a book-entry or direct registration system maintained by the Company or a transfer agent or a registrar designated by the Board of Directors) as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as required by law.
Section 3.
Transfer of Stock. Shares of stock shall be transferable on the books of the Company by the holder of record of such stock in person or by such person’s attorney or other duly constituted representative, pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe.
Section 4.
Transfer Agent and Registrar; Regulations. The Company shall, if and whenever the Board of Directors shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors, where the shares of the stock of the Company shall be directly transferable, and also one or more registry

Exhibit 3.1

offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered. The Board of Directors may also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Company and concerning the registration of pledges of uncertificated shares.
Section 5.
Fixing Record Date. For the purpose of determining the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If the Board of Directors so fixes a record date for any meeting of stockholders, such record date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
Section 6.
Examination of Books by Stockholders. The Board of Directors shall, subject to the laws of the State of Delaware, have power to determine from time to time, whether and to what extent and under what conditions and regulations the accounts and books of the Company, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any book or document of the Company, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Company.
Section 7.
Dividends. The Board, in its discretion and subject to any restrictions contained in either (i) the Delaware General Corporation Law or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Company’s capital stock. The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any

Exhibit 3.1

proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Company, and meeting contingencies.
Article IX

NOTICE
Section 1.
Manner of Giving Written Notice.
(A)
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice required by law or by these By-Laws to be given to any stockholder in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Company and shall be effective if (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Company in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Company. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under any provision of the Delaware General Corporation Law, the Certificate of Incorporation or these By-laws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Company. Notwithstanding the provisions of this paragraph, the Company may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.

Any such consent shall be deemed revoked if (i) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Company that the

Exhibit 3.1

notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(B)
Notice by mail shall be deemed to be given at the time when the same shall be mailed and notice by other means shall be deemed given when actually delivered (and in the case of notice transmitted by a form of electronic transmission, such notice shall be deemed given (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder).
Section 2.
Waiver of Notice. Whenever any notice is required to be given to any person, a waiver thereof by such person in writing or transmitted by electronic means (and authenticated if and as required by law), whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at any meeting shall constitute a waiver of notice of the meeting, unless the person attends for the express purpose of objecting, at the beginning of the meeting, to transacting any business the meeting because the meeting was not lawfully called or convened.
Article X

SEAL

The corporate seal, if any, shall have inscribed thereon the name of the Company, the year of its organization and the words “Corporate Seal” and “Delaware.”

Article XI

FISCAL YEAR

The fiscal year of the Company shall end on December 31 in each year.

Article XII

FORUM SELECTION

Unless the Company consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware

Exhibit 3.1

or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or to the Company’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the Delaware General Corporate Law or the Certificate of Incorporation or these By-Laws (as either may be amended from time to time), or (iv) any action, suit or proceeding asserting a claim against the Company governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article XII, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to this Article XII. This provision is intended to benefit and may be enforced by the Company, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article XII shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.

If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any paragraph of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.